PREFERRED INCOME FUND INCORPORATED

Dear Shareholder:

     The Preferred Income Fund turned in a banner quarter despite an extremely difficult market for fixed income securities. The Fund earned 2.4% on net asset value ("NAV") during its third fiscal quarter. For the first three fiscal quarters of 2003, the return on NAV was a remarkable 22.1%.

     The extraordinary jump in intermediate and long-term interest rates during the quarter provided a textbook case for why we hedge against a substantial rise in interest rates. The yields on 10-year and 30-year U.S. Treasuries rose 1.10% and 0.86%, respectively, during the period. An investor in these securities would have suffered total return LOSSES of 7.8% on the 10-year and 10.9% on the 30-year.

     Given the magnitude of the weakness in the fixed-income markets, it is no surprise that the performance of the market price for the Fund's shares lagged the performance of the NAV. For the quarter, the return on market was -4.5%. Since the beginning of the fiscal year, the market return was a much more impressive +10.7%.

     This was clearly one of the worst three months the bond market has ever experienced, and without the Fund's hedging strategy the results would have been much worse. In some ways, hedging is a lot like buying an insurance policy - you pay a premium, but don't expect to collect very often. When you need it, however, you are awfully glad you have it! During the past quarter we certainly needed the hedge; WITHOUT IT, THE RETURN ON NAV WOULD HAVE BEEN 4.8 PERCENTAGE POINTS LOWER.

     Interest in preferred securities remains high, but on balance there has not been a lot of new supply. As you would expect, these conditions have resulted in the yields on preferreds narrowing versus the yields on Treasury notes and bonds. Despite this, when compared to historical relationships, preferred securities still appear attractively priced at present.

     We are always on the lookout for the best values within the preferred securities market. For some period of time now, we have determined that traditional preferred stock (the type which pays dividends that may be taxed at lower rates for corporations and individuals) should comprise a larger portion of the Fund's investment portfolio. Of course, in the future, fully taxable hybrid preferred securities may become more attractive and make up a bigger part of the portfolio.

     A lot of investors have inquired about the percentage of the Fund's distributions which are dividends (as opposed to interest). Because of the way the tax rules work, that number cannot be calculated until the end of the fiscal year. We have added a section on the Fund's web site, www.preferredincome.com, which shows the breakdown between dividends, income and capital gains from prior years.

     We strongly encourage shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("DRIP"). It provides a steady, reliable approach to building wealth.

     Sincerely,

     /S/ Donald F. Crumrine                       /S/ Robert M. Ettinger

     Donald F. Crumrine                           Robert M. Ettinger
     Chairman of the Board                        President

     September 30, 2003

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 2003 (UNAUDITED)
-----------------------------------

                                                                                                          PERCENT
                                                                                            VALUE         OF TOTAL
                                                                                           (000'S)       NET ASSETS
                                                                                           -------       ----------
ADJUSTABLE RATE PREFERRED SECURITIES
     Utilities ......................................................................     $    382            0.2%
     Banking ........................................................................       22,023            9.2
     Financial Services .............................................................          524            0.2
                                                                                          --------          -----
         TOTAL ADJUSTABLE RATE ......................................................       22,929            9.6
                                                                                          --------          -----
FIXED RATE PREFERRED SECURITIES
     Utilities ......................................................................       80,016           33.5
     Banking ........................................................................       50,062           21.0
     Financial Services .............................................................       24,214           10.2
     Insurance ......................................................................       22,422            9.4
     Oil and Gas ....................................................................        8,453            3.5
     Miscellaneous Industries .......................................................        4,249            1.8
                                                                                          --------          -----
         TOTAL FIXED RATE ...........................................................      189,416           79.4
                                                                                          --------          -----
INVERSE FLOATING RATE PREFERRED SECURITIES ..........................................        1,529            0.6

TOTAL PREFERRED STOCKS AND SECURITIES ...............................................      213,874           89.6

CORPORATE DEBT SECURITIES ...........................................................        2,114            0.9
COMMON STOCKS AND CONVERTIBLE SECURITIES ............................................        6,088            2.6
PURCHASED PUT OPTIONS ...............................................................        3,189            1.3
MONEY MARKET FUNDS ..................................................................        9,751            4.1
                                                                                          --------          -----
TOTAL INVESTMENTS ...................................................................      235,016           98.5
OTHER ASSETS AND LIABILITIES (NET) ..................................................        3,550            1.5
                                                                                          --------          -----
     TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK .......................     $238,566          100.0%
                                                                                          ========          =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                        DIVIDEND
                                                        DIVIDEND        NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                        --------        ---------    -------------    ------------
December 31, 2002 Extra ...........................     $0.1285          $13.65         $15.10           $14.35
December 31, 2002 .................................      0.0915           13.65          15.10            14.35
January 31, 2003 ..................................      0.0915           14.45          16.70            15.87
February 28, 2003 .................................      0.0915           14.55          16.42            15.60
March 31, 2003 ....................................      0.0915           14.64          16.10            15.30
April 30, 2003 ....................................      0.0915           14.83          16.20            15.39
May 31, 2003 ......................................      0.0915           15.54          16.63            15.80
June 30, 2003 .....................................      0.0915           15.84          16.35            15.84
July 31, 2003 .....................................      0.0915           15.58          15.34            15.27
August 31, 2003 ...................................      0.0915           15.64          15.61            15.64

--------------------
 (1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                   NINE MONTHS ENDED AUGUST 31, 2003 (UNAUDITED)
                ----------------------------------------------------------------

                                                                                                            VALUE
                                                                                                           (000'S)
                                                                                                           -------
OPERATIONS:
     Net investment income ........................................................................    $       9,871
     Net realized gain on investments sold during the period ......................................            6,715
     Change in net unrealized appreciation of investments held during the period ..................           14,091
     Distributions to Money Market Cumulative PreferredTM Stock Shareholders from net investment
         income, including changes in accumulated undeclared distributions ........................             (831)
     Decrease due to Money Market Cumulative PreferredTM Stock offering expenses ..................                0
                                                                                                       -------------
         Net increase in net assets from operations ...............................................           29,846

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock Shareholders (2) ...................           (9,607)
     Distributions paid from net realized capital gains to Common Stock Shareholders ..............                0
                                                                                                       -------------
         Total Distributions ......................................................................           (9,607)
                                                                                                       -------------
FUND SHARES TRANSACTIONS:
     Increase from Common Stock Transactions ......................................................            1,508
     Decrease due to Money Market Cumulative PreferredTM Stock Offering Costs .....................               (6)
                                                                                                       -------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD ...............................           21,741
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period ..........................................................................          136,756
                                                                                                       -------------
     End of period ................................................................................    $     158,497
                                                                                                       =============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 2003 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period .........................................................    $       13.63
                                                                                                       -------------
INVESTMENT OPERATIONS:
     Net investment income ........................................................................             0.97
     Net realized gain and unrealized appreciation on investments .................................             2.07

DISTRIBUTIONS TO MMP* SHAREHOLDERS:
     From net investment income (including change in accumulated undeclared dividends on MMP*) ....            (0.08)
     From net realized capital gains ..............................................................             0.00
                                                                                                       -------------
     Total from investment operations after distribution to MMP* Shareholders .....................             2.96
                                                                                                       -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
     From net investment income ...................................................................            (0.95)
     From net realized capital gains ..............................................................             0.00
                                                                                                       -------------
     Total distributions to Common Stock Shareholders .............................................            (0.95)
                                                                                                       -------------
     Net asset value, end of period ...............................................................    $       15.64
                                                                                                       =============
     Market value, end of period ..................................................................    $       15.61
                                                                                                       =============
     Common shares outstanding, end of period .....................................................       10,132,249
                                                                                                       =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income ........................................................................             8.01%**
     Operating expenses ...........................................................................             1.51%**
--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date ..................................................               25%***
     Total net assets available to Common and Preferred Stock, end of period (in 000's) ...........    $     238,566
     Ratio of operating expenses to total average net assets including MMP* .......................             0.98%**

(1) These tables summarize the nine months ended August 31, 2003 and should be read in conjunction with the Fund's audited financial statements, including footnotes, contained in its Annual Report dated November 30, 2002.
(2)  Includes income earned, but not paid out, in prior fiscal year.
*    Money Market Cumulative PreferredTM Stock.
**   Annualized.
***  Not Annualized.
++   Information presented under heading Supplemental Data includes MMP*.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert M. Ettinger, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   Peter C. Stimes, CFA
     Chief Financial and Accounting
     Officer, Vice President
     and Treasurer
   Robert E. Chadwick, CFA
     Vice President and Secretary
   Bradford S. Stone
     Vice President

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME FUND?
   o If your shares are held in a Brokerage
     Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[GRAPHIC]
PREFERRED
INCOME
FUND

                                    QUARTERLY
                                     REPORT

                                 AUGUST 31, 2003

                        web site: www.preferredincome.com